Significant partly-owned subsidiaries	12 Months Ended
Dec. 31, 2022
Significant partly-owned subsidiaries
Significant partly-owned subsidiaries

30. Significant partly-owned subsidiaries

Nokia holds an ownership interest of 50% plus one share in Nokia Shanghai Bell’s parent company, Nokia Shanghai Bell Co., Ltd. (NSB), with China Huaxin Post & Telecommunication Economy Development Center (China Huaxin) holding the remaining ownership interests. Nokia applied judgment to conclude that it is able to control NSB based on an assessment of various factors including the ability to nominate key management personnel, decision-making related to the management of NSB operations and Nokia’s exposure to variable returns from NSB.

In 2017, Nokia entered into a contractual arrangement providing China Huaxin with the right to fully transfer its ownership interest in NSB to Nokia and Nokia with the right to purchase China Huaxin’s ownership interest in NSB in exchange for a future cash settlement. To reflect this, Nokia derecognized the non-controlling interest balance related to NSB and recognized a financial liability based on the estimated future cash settlement to acquire China Huaxin’s ownership interest. If the contractual arrangement expires unexercised on 1 July 2023, Nokia will derecognize the financial liability and record non-controlling interest equal to its share of NSB's net assets with any difference recorded within shareholders' equity.

The measurement of the financial liability is complex as it involves estimation of the option exercise price and the distribution of excess cash balances upon exercise. In 2022, Nokia recognized EUR 11 million gain (EUR 33 million loss in 2021) in financial income and expenses to reflect a change in the estimated future cash settlement. At 31 December 2022, the expected future cash settlement amounted to EUR 482 million (EUR 504 million in 2021).

Financial information for the Nokia Shanghai Bell Group(1):

EURm	2022	2021
Summarized income statement
Net sales(2)	1 316	1 174
Operating loss	(149)	(8)
Loss for the year	(148)	(24)
Loss for the year attributable to:
Equity holders of the parent	(148)	(24)
Non-controlling interests(3)	–	–
Summarized statement of financial position
Non-current assets	487	575
Non-current liabilities	(129)	(161)
Non-current net assets	358	414
Current assets(4)	1 939	2 144
Current liabilities	(1 185)	(1 284)
Current net assets	754	860
Net assets(5)	1 112	1 274
Non-controlling interests(3)	–	–
Summarized statement of cash flows
Net cash flows from operating activities	38	143
Net cash flows used in investing activities	(33)	0
Net cash flows used in financing activities	(4)	(82)
Translation differences	(8)	67
Net (decrease)/increase in cash and cash equivalents	(7)	128

(1)   Financial information for the Nokia Shanghai Bell Group is presented before elimination of intercompany transactions with the rest of the Group but after elimination of intercompany transactions between entities within the Nokia Shanghai Bell Group.

(2)   Includes EUR 29 million (EUR 61 million in 2021) net sales to other Group entities.

(3)   Based on the contractual arrangement with China Huaxin, Nokia does not recognize any non-controlling interest in NSB.

(4)   Includes a total of EUR 725 million (EUR 733 million in 2021) of cash and cash equivalents.

(5)   The distribution of the profits of NSB requires the passing of a special resolution by more than two-thirds of its shareholders, subject to a requirement that at least 50% of the after-tax distributable profits are distributed as dividends each year.